Exhibit 10.17

VACCINE PURCHASE AND SALE AGREEMENT

THIS VACCINE PURCHASE AND SALE AGREEMENT (this “Agreement”) is made as of April 28, 2006 (the “Effective Date”) by and between Biovax, Inc., a Florida corporation with offices located at 377 Plantation St., Worcester, Massachusetts 01605 (“Biovax”) and Biovest International, Inc., a Delaware corporation, with its offices located at 324 S. Hyde Park Avenue Suite 350, Tampa, Florida 33606 (“Biovest” and with Biovax, the “Parties” or singularly a “Party”).

Background

WHEREAS, Biovest is in various stages of manufacturing certain Vaccines;

WHEREAS, Biovax desires to purchase the Vaccines; and

WHEREAS, the Parties wish to set forth the terms and conditions pursuant to which Biovax will purchase these Vaccines from Biovest.

WHEREFORE, in consideration of the foregoing and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Biovax and Biovest hereby agree as follows:

1. Definitions

(a) “Vaccines” means twenty-five (25) vaccines in various stages of being manufactured for use in Biovest’s ongoing clinical trial for treatment of Follicular Non-Hodgkins lymphoma.

(b) “Payables” means Biovest’s outstanding Accounts Payable incurred in connection with the manufacture of the Vaccines prior to the sale of all or substantially all of its assets specifically related to its vaccine manufacturing business to Biovax, as listed in Exhibit A.

(c) “Closing” means a date and time as mutually agreed to by the Parties upon which all transactions contemplated herein will take place simultaneously, and where the Parties shall deliver an executed Bill of Sale substantially in the form of Exhibit B attached hereto and all other documents deemed necessary and reasonable to consummate the transactions set forth in this Agreement, and no transaction shall be deemed to have been completed and no documents or certificates shall be deemed delivered until all other transactions are completed and all other documents and certificates are delivered.

2. Purchase and Sale of Vaccines.

Upon and subject to the terms and conditions of this Agreement, Biovax shall purchase from Biovest and Biovest shall sell, transfer, convey, assign and deliver to Biovax, at the Closing, for the consideration set forth in Section 3 below, all right, title and interest in, to and under the Vaccines subject to no debts, liens or liabilities, except those specifically being assumed by Biovax and set forth on Exhibit A.

3. Pricing and Payment Terms; Further Assurances.

As the full purchase price and consideration for the Vaccines, Biovax shall assume the liabilities set forth on Exhibit A in a maximum amount of $1,325,000 (the “Assumed Liabilities”). At any time and from time to time after the Closing, at the request of Biovax and without further consideration, Biovest shall execute and deliver such other instruments of sale, transfer, conveyance and assignment and take such actions as Biovax may reasonably request to more effectively transfer, convey and assign to Biovax, and to confirm Biovax’s rights to, title in and ownership of, the Vaccines.

4. Representations and Warranties.

Each of the Parties (i) is an entity in good standing in their respective states of incorporation and is qualified to do business in all necessary foreign jurisdictions as so legally required, and (ii) has all the requisite power and authority to execute and deliver this Agreement to which it is a party and to perform its obligations hereunder.

5. No Interest in Intellectual Property of Biovest.

Biovax will acquire no interest in any property of Biovest not expressly sold, transferred, conveyed, assigned and delivered hereunder. In expansion of, and not in limitation of, the forgoing, it is expressly agreed and acknowledged that Biovax shall have no interest in, right to use or ownership of Biovest’s anti-cancer vaccine, with the exception of the Vaccines expressly sold, transferred, conveyed, assigned and delivered hereunder, any patent or proprietary property of Biovest, the IND owned by Biovest, the clinical trials being conducted by Biovest, or the CRADA between Biovest and the NCI.

6. Exclusion of Warranty.

BIOVEST MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE VACCINES, AND HEREBY SPECIFICALLY DISCLAIMS ALL IMPLIED AND STATUTORY WARRANTIES, BY OPERATION OF LAW OR OTHERWISE, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT OF A PATENT, TRADEMARK, OR OTHER INTELLECTUAL PROPERTY RIGHT. NO REPRESENTATION OR OTHER AFFIRMATION OF FACT, INCLUDING BUT NOT LIMITED TO STATEMENTS REGARDING CAPACITY, SUITABILITY FOR USE OR PERFORMANCE, WHETHER MADE BY BIOVEST EMPLOYEES OR OTHERWISE, WHICH IS NOT CONTAINED IN THIS AGREEMENT, SHALL BE DEEMED TO BE A WARRANTY BY BIOVEST FOR ANY PURPOSE OR GIVE RISE TO ANY LIABILITY OF BIOVEST WHATSOEVER.

7. Limitation of Liability.

Biovax acknowledges that the Vaccines are sold “As is” and that in no event will Biovest retain any liability whatsoever for the Vaccines sold under the terms of this Agreement.

8. Governing Law.

This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without regard for its provisions with respect to conflict of laws.

9. Jurisdiction.

Any claim, suit, action or proceeding initiated by any of the Parties (whether in contract, tort or otherwise) arising out of this Agreement or the relationship of the Parties hereunder, shall be filed and prosecuted only in the state or federal courts in the State of Massachusetts, which the Parties agree shall have exclusive jurisdiction over such matters and the Parties agree to submit to the jurisdiction of such courts. Each of the Parties, to the extent permitted by applicable law, hereby waives and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-referenced courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Each of the Parties hereby agrees that its submission to jurisdiction is made for the express benefit of the other Party hereto.

10. Termination.

This Agreement may, by notice given prior to its performance, be terminated as follow:

a. by mutual consent of the Parties; or

b. by either Party, if the Closing has not occurred (other than through the failure of such Party to comply with its obligations under this Agreement) by the close of business on May 31, 2006 (the “Drop Dead Date”).

In the event of termination of this Agreement pursuant to this Section, this Agreement shall forthwith become void and of no further force and effect and the Parties hereto shall be released from any and all obligations hereunder.

11. Binding Effect.

This Agreement shall be binding upon the Parties hereto and their respective successors and assigns; provided, however, that neither this Agreement nor any Party’s rights or obligations hereunder may be assigned, or held in trust for a third-party, by any Party hereto without the prior written consent of the other Party, except that Biovest may assign or transfer this Agreement to any affiliate or subsidiary of Biovest.

12. Waiver of Conditions; Exhibits.

Any Party hereto may waive any condition provided in this Agreement for its benefit. All of the Exhibits attached to this Agreement are hereby incorporated herein and made a part hereof.

13. Notices.

Any notice, authorization, request or demand required or permitted to be given hereunder shall be in writing at the address reflected in Biovest’s books and records and shall be deemed to have been duly given on the earlier of (i) the date when received by the addressee, if sent by overnight courier or delivered personally, (ii) when confirmation is confirmed by the sender’s fax machine, if sent by facsimile, provided that a copy thereof is also contemporaneously sent to the addressee by a method described in clauses (i) or (iii) of this Section, or (iii) the fifth business day after the date when posted, if sent by registered or certified mail, in any such case to the respective addresses specified in the introductory paragraph of this Agreement.

Any Party may, by written notice delivered in accordance with this Section, change the address to which any notices, authorizations, requests or demands are to be delivered hereunder.

14. Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be binding as of the date first written above. Each such copy shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

15. Amendment.

This Agreement may be amended at any time pursuant to a written instrument signed by the Parties.

16. Interpretation.

Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) “including” has the inclusive meaning frequently identified with the phrase “but not limited to,” (d) the word “or” shall be deemed to be inclusive, and (e) references to “hereunder” or “herein” relate to this Agreement. The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection, and Exhibit references are to this Agreement unless otherwise specified. Capitalized terms set forth in the Exhibits attached hereto shall have the same meanings as set forth in this Agreement, unless defined otherwise in such Exhibit.

17. Construction.

The Parties agree and acknowledge that they have jointly participated in the negotiation and drafting of this Agreement. In the event of an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumptions or burdens of proof shall arise favoring any Party by virtue of the authorship of any of the provisions of this Agreement.

18. No Third Party Rights.

Nothing in this Agreement shall be deemed to create any right on the part of any person or entity not a party to this Agreement.

19. Waiver of Jury Trial.

The Parties specifically waive any right to trial by jury in any court with respect to any contractual, tortious or statutory claim, counterclaim or cross-claim against the other arising out of or connected in any way to this Agreement because the Parties hereto, both of whom are represented by counsel, believe that the complete commercial aspect of their dealing with one another make a jury determination neither desirable nor appropriate.

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IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement as of the date first above written.

Biovax, Inc.

Signature

Date

By:
Name:
Its:

Biovest International, Inc.

Signature

Date

By:
Name:
Its:

[SIGNATURE PAGE TO THE VACCINE ASSET PURCHASE AGREEMENT]

Exhibit A

Exhibit B

Bill of Sale